Filed pursuant to 497(e)

File Nos. 033-43089 and 811-06431

AMG FUNDS II

AMG GW&K Global Allocation Fund

(formerly AMG Chicago Equity Partners Balanced Fund)

(Statutory Prospectus and Statement of Additional Information, each dated June 19, 2020)

AMG GW&K Enhanced Core Bond ESG Fund

(Statutory Prospectus and Statement of Additional Information, each dated May 1, 2020, as supplemented December 4, 2020)

Supplement dated February 1, 2021 to the

Statutory Prospectuses and Statements of Additional Information dated as noted above.

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Global Allocation Fund (formerly AMG Chicago Equity Partners Balanced Fund) and AMG GW&K Enhanced Core Bond ESG Fund, each a series of AMG Funds II (each, a “Fund” and collectively, the “Funds”), contained in the Funds’ Statutory Prospectuses and Statements of Additional Information (collectively, the “SAIs”), dated as noted above.

Effective immediately, the address of each of AMG Funds II, AMG Funds LLC, the investment manager of the Funds, and AMG Distributors, Inc., the distributor of the Funds, has changed to One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901. Accordingly, all references to the address of AMG Funds II, AMG Funds LLC and AMG Distributors, Inc. in the Statutory Prospectuses and SAIs are hereby revised to refer to One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE